Davis Financial Fund
Authorized series of
Davis Series, Inc.
Supplement dated August 18, 2025
to the Prospectus dated May 1, 2025
Effective August 18, 2025, the Fund may participate in the ReFlow liquidity program. Accordingly, the Fund’s Prospectus is supplemented as follows:
The following paragraph is added under the section titled “Non-Principal Investment Strategies and Risks” in the Prospectus:
ReFlow Liquidity Program. Davis Financial Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are expected to settle that business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days), or at other times at ReFlow’s or the Adviser’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. In the event the Fund uses the ReFlow service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14%, although the Fund may submit a bid at a higher rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in-kind in accordance with the Fund’s policy on purchases and redemptions in-kind. The Board of Directors has approved the Fund’s participation in the ReFlow program.
The Adviser believes that participation in the ReFlow liquidity program may assist in stabilizing the Fund’s net assets, to the benefit of the Fund and its shareholders, although there is no guarantee that the program will do so. To the extent the Fund’s net assets do not decline, the Adviser typically will also benefit.
The following paragraph is added under the section titled “Frequent Purchases and Redemptions of Fund Shares” in the Prospectus:
Purchase and redemptions under the ReFlow liquidity program are exempt from the 30-day restriction policy because they generally do not raise market timing or excessive trading concerns.

Davis Financial Fund
Authorized series of
Davis Series, Inc.
Supplement dated August 18, 2025
to the Statement of Additional Information dated May 1, 2025
Effective August 18, 2025, the Fund may participate in the ReFlow liquidity program. Accordingly, the Fund’s Statement of Additional Information is supplemented as follows:
The following disclosure is added under the section titled “Portfolio Transactions” in the Statement of Additional Information:
ReFlow Liquidity Program. Davis Financial Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from the Fund up to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.
There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described in the Fund’s prospectus.
The Adviser believes that participation in the ReFlow liquidity program may assist in stabilizing the Fund’s net assets, to the benefit of the Fund and its shareholders, although there is no guarantee that the program will do so. To the extent the Fund's net assets do not decline, the Adviser typically will also benefit.